Exhibit 99.1

GSV Capital Corp.

GSV Capital Corp. Reports Third Quarter 2015 Results of Operations and Declares a $2.76 Dividend

Net Asset Value of $16.17 Per Share as of September 30, 2015

WOODSIDE, Calif., November 5, 2015 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the third quarter ended September 30, 2015. Net assets totaled $312.5 million, or $16.17 per share, at September 30, 2015, as compared to $15.72 per share at June 30, 2015 and $15.17 per share at September 30, 2014. On November 4, 2015, GSV Capital’s Board of Directors declared a distribution in the amount of $2.76 per share payable on December 31, 2015 to the Company’s common stockholders of record as of the close of business on November 16, 2015.

“For the third consecutive quarter, we report the highest per share NAV achieved since inception,” said Michael Moe, Chief Executive Officer of GSV Capital. “We are also pleased to announce that our Board of Directors has declared a distribution in the amount of $2.76 per share, comprised of approximately 50% cash and 50% common stock. We appreciate our stockholders’ ongoing support of GSV Capital, and will continue to work hard to add value and serve our stockholders.”

Investment Portfolio as of September 30, 2015

At September 30, 2015, GSV Capital owned positions in 48 portfolio companies with an aggregate fair value of $349.8 million. Excluding Treasuries, the Company’s three largest investments comprised 29.0% of the total portfolio value, while its top ten portfolio companies accounted for 54.7% of the total portfolio value.

Top Ten Investments at September 30, 2015

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$54.6	15.6%
Dropbox, Inc.	25.0	7.2
Twitter, Inc.	21.6	6.2
Coursera, Inc.	14.4	4.1
Solexel, Inc.	14.0	4.0
PayNearMe, Inc.	14.0	4.0
Avenues Global Holdings, LLC	12.1	3.5
Lyft, Inc.	12.0	3.4
Dataminr, Inc.	11.9	3.4
JAMF Holdings, Inc.	11.6	3.3
Total (rounded)	$191.2	54.7%

Of the five key investment themes GSV Capital has identified in its portfolio, Cloud Computing and Big Data is its largest commitment, constituting 35.6% of the total portfolio. Education Technology represents 29.0% of the total portfolio, and Social Mobile, Marketplaces and Sustainability make up 16.5%, 12.3% and 6.6% of the total portfolio, respectively.

GSV Capital Corp.

Third Quarter 2015 Portfolio Investment Activity

In the third quarter of 2015, GSV Capital invested approximately $6.6 million, including one new investment of approximately $1.0 million in Aspiration Partners, and three follow-on investments of $4.0 million in Enjoy Technology, $1.0 million in GSVlabs, and $0.6 million in GSV Sustainability Partners. Subsequent to quarter-end, GSV Capital invested an additional $1.2 million in GSV Sustainability Partners.

During the third quarter of 2015, GSV Capital sold shares in the following portfolio companies:

		Average
	Shares	Share	Net	Realized
Portfolio Company	Sold	Price	Proceeds	Gain/(Loss) [1]

2U, Inc.	1,319,233	$35.77	$47,192,835	$37,160,718
SugarCRM, Inc.	375,000	$5.00	1,874,000	549,710
Global Education Learning (Holdings) Ltd.	N/A	N/A	3,354,594	-
Totus Solutions, Inc.	N/A	N/A	50,000	(6,052,203)
DailyBreak, Inc.	2,225,795	0.00	3,000	(2,854,204)
The rSmart Group, Inc.	1,201,923	0.00	5,000	(1,264,160)
NewZoom, Inc.	1,250,000	0.00	0	(260,476)
Total			$52,479,429	$27,279,385

1 Realized gains (losses) excludes any realized gains (losses) incurred on the maturity of GSV Capital’s treasury investments.

At quarter-end, and as of November 5, 2015, GSV Capital had $18.0 million of borrowing capacity available to it under its credit facility.

Third Quarter 2015 Financial Results

	Three Months Ended September 30, 2015		Three Months Ended September 30, 2014
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	($32.8)	($1.70)	($4.9)	($0.25)

Net realized gains	$27.3	$1.40	$17.2	$0.89

(Provision)/Benefit for taxes on net realized gains [2]	$11.3	$0.59	($7.0)	($0.36)

Net change in unrealized appreciation/(depreciation) of investments	($22.0)	($1.14)	$1.3	$0.07

(Provision)/Benefit for taxes on unrealized appreciation (depreciation) of investments [2]	$25.0	$1.30	($0.5)	($0.03)

Net increase in net assets resulting from operations - basic	$8.9	$0.45	$6.0	$0.31

_____________________________

2 Due to GSV Capital’s change in tax status to a RIC from a C Corporation, the associated accrued benefits and provisions from previous periods were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the three months ended September 30, 2015.

Weighted average common basic shares outstanding were approximately 19.3 million for each of the three months ended September 30, 2015 and September 30, 2014.

GSV Capital Corp.

GSV Capital’s liquid assets ended the quarter at $105.2 million, consisting of $56.8 million of cash, $18.0 million of unused borrowings available under the Company’s credit facility and $30.3 million of public securities not subject to lock-up agreements, of which $0.2 million are subject to periodic sales restrictions.

Dividend Declaration for 2015

On November 4, 2015, GSV Capital’s Board of Directors declared a distribution in the amount of $2.76 per share payable on December 31, 2015 to the Company’s common stockholders of record as of the close of business on November 16, 2015. The dividend will be paid in cash or shares of the Company’s common stock at the election of the stockholders, although the total amount of cash to be distributed to all stockholders will be limited to approximately 50% of the total dividend to be paid to all stockholders; provided, however, that in no event will the Company distribute less than 20% of the total dividend in cash. The remainder of the dividend (approximately 50%) will be paid in the form of shares of the Company’s common stock.

In the event that the amount of cash to be distributed to all stockholders electing to receive the dividend in cash would exceed 50% of the total dividend, each stockholder electing to receive cash will receive a pro rata portion of the total cash to be distributed based on the number of shares held by each such stockholder. The remainder of the dividend in excess of a stockholder’s pro rata share of the total amount of cash to be distributed will be paid in the form of shares of the Company’s common stock. The number of shares of the Company’s common stock to be issued to stockholders receiving all or a portion of the dividend in shares of common stock will be based on the volume weighted average price per share of GSV Capital’s common stock on the Nasdaq Capital Market on December 28, 29 and 30, 2015.

The Company will mail an election form to receive cash or common stock only to registered stockholders promptly after the November 16, 2015 record date. Registered stockholders are those stockholders who own their stock directly and not through a bank, broker or nominee. The completed election form must be received by GSV Capital’s transfer agent, American Stock Transfer & Trust Company, LLC, prior to 5:00 p.m. ET on December 18, 2015. Registered stockholders with questions regarding the dividend may call American Stock Transfer at 800-937-5449. Registered stockholders who do not make an election will be deemed to have elected to receive 100% of their dividend in common stock.

Stockholders who hold their shares through a bank, broker or nominee will not receive an election form from the Company and should contact their bank, broker or nominee for instructions on how to make an election.

Regardless of whether a stockholder receives the dividend in cash, stock, or some combination of cash and stock, the entire amount of this dividend will be fully taxable to stockholders, and GSV Capital will report the actual tax characteristics of each year’s dividends annually to stockholders and the IRS on Form 1099-DIV.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is 800-894-5910, and the conference call number for participants outside of the United States is 1 785-424-1052. The conference ID number for both call numbers is 4263706. Additionally, interested parties can listen to a live webcast of the call from the “Investors” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed through November 12, 2015 by dialing 888-203-1112 (U.S.) or 1 719-457-0820 (international) and using conference ID number 4263706.

GSV Capital Corp.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

William Tanona

(650) 235-4769

IR@gsvam.com

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2015	December 31, 2014
ASSETS	(Unaudited)
Investments at fair value:
Investments in controlled securities (cost of $20,631,912 and $17,933,651 respectively) (1)	$22,986,021	$18,819,335
Investments in affiliated securities (cost of $71,650,488 and $80,760,208 respectively) (1)	66,865,382	70,172,313
Investments in non-controlled/non-affiliated securities (cost of $187,578,628 and $202,417,830 respectively)	259,938,971	281,992,669
Investments in treasury bill (cost of $25,000,604 and $100,001,692 respectively)	25,000,604	100,000,056
Investments owned and pledged (amortized cost of $3,669,246 and $7,286,332 respectively) (2)	3,680,616	7,298,042
Total Investments (cost of $308,530,878 and $408,399,713 respectively)	378,471,594	478,282,415

Cash	56,844,097	3,472,880
Restricted cash	52,931	48,889
Due from:
GSV Asset Management(1)	205,472	204,825
Portfolio companies(1)	60,371	85,356
Interest and dividends receivable	128,747	26,671
Prepaid expenses and other assets	346,985	596,926
Deferred financing costs	2,299,565	2,928,134
Total Assets	438,409,762	485,646,096

LIABILITIES
Due to:
GSV Asset Management(1)	19,980	23,396
Accounts payable and accrued expenses	67,863	292,950
Accrued incentive fees (1)	24,977,501	14,137,899
Accrued management fees (1)	687,672	641,276
Accrued interest payable	150,938	1,139,458
Payable for securities purchased	22,000,596	90,001,692
Current taxes payable	31,801	134,733
Deferred tax liability	9,408,847	6,907,666
Line of credit payable	-	18,000,000
Convertible Senior Notes embedded derivative liability	-	1,000
Convertible Senior Notes payable 5.25% due September 15, 2018	68,562,077	68,462,353
Total Liabilities	125,907,275	199,742,423
Commitments and contingencies (Note 6)
Net Assets	$312,502,487	$285,903,673

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(75,941,010)	(31,972,292)
Accumulated net realized gains on investments	54,984,417	496,782
Accumulated net unrealized appreciation of investments	57,428,365	41,348,468
Net Assets	$312,502,487	$285,903,673

Net Asset Value Per Share	$16.17	$14.80

(1)	This balance is a related-party transaction.
(2)	In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the Trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of September 30, 2015, four of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At September 30, 2015, the remaining government securities are shown on the Condensed Consolidated Statements of Assets and Liabilities as “Investments owned and pledged” with an amortized cost of $3,669,246.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
INVESTMENT INCOME
Interest income from controlled securities (1)	$-	$4,083	$-	$9,816
Interest income from affiliated securities(1)	31,992	9,294	152,388	112,747
Interest income from non-controlled/non-affiliated securities	7,371	8,594	23,109	36,369
Dividend income from non-controlled/non-affiliated securities	-	-	46,781	887
Total Investment Income	39,363	21,971	222,278	159,819

OPERATING EXPENSES
Management fees (1)	2,063,017	1,949,705	5,994,530	5,639,564
Incentive fees (1)	1,062,535	3,684,300	10,839,602	5,498,585
Costs incurred under Administration Agreement(1)	598,456	718,896	2,185,888	2,557,129
Directors’ fees	94,620	65,000	287,426	195,000
Professional fees	265,429	442,683	1,001,401	1,301,777
Interest and credit facility expense	1,183,833	1,442,063	3,781,419	4,155,759
Income tax expense	852,970	-	852,970	-
Other expenses	118,417	115,922	382,895	434,849
Gain on fair value adjustment for embedded derivative	-	(147,000)	(1,000)	(787,000)
Total Operating Expenses	6,239,277	8,271,569	25,325,131	18,995,663

(Provision)/Benefit for taxes on net investment loss (2)	(26,583,935)	3,368,311	(18,865,865)	7,740,594

Net Investment Loss	(32,783,849)	(4,881,287)	(43,968,718)	(11,095,250)

Net Realized Gains (Losses):
From affiliated securities	(10,170,567)	-	(10,161,030)	10,419
From non-controlled/non-affiliated securities	37,460,383	17,160,816	64,305,863	17,832,576
Net Realized Gains (Losses) on investments	27,289,816	17,160,816	54,144,833	17,842,995

(Provision)/Benefit for taxes on net realized
gains on investments (2)	11,307,706	(7,006,762)	342,802	(7,285,295)

Net Change in Unrealized Appreciation
(Depreciation) of investments:
From controlled securities	719,143	46,029	685,571	(367,942)
From affiliated securities	5,124,897	(3,783,766)	4,467,809	(7,650,194)
From non-controlled/non-affiliated securities	(27,825,708)	4,998,420	(5,095,366)	17,677,865
Net Change in Unrealized Appreciation
(Depreciation) of investments	(21,981,668)	1,260,683	58,014	9,659,729

(Provision)/Benefit for taxes on unrealized
appreciation/depreciation of investments (2)	25,020,686	(514,737)	16,021,883	(3,944,068)

Net Increase in Net Assets
Resulting from Operations	$8,852,691	$6,018,713	$26,598,814	$5,178,111

Net Increase in Net Assets Resulting
from Operations per Common Share
Basic	$0.45	$0.31	$1.37	$0.27
Diluted(3)	$0.42	$0.30	$1.27	$0.27

Weighted Average Common Shares Outstanding
Basic	19,320,100	19,320,100	19,320,100	19,320,100
Diluted(3)	23,564,228	23,564,228	23,564,228	19,320,100

GSV Capital Corp.

(1)	This balance is a related-party transaction.
(2)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous periods were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation and appreciation of investments for the three and nine months ended September 30, 2015.
(3)	For the nine months ended September 30, 2014, 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Three months ended		Three months ended
	September 30, 2015		September 30, 2014
	(Unaudited)		(Unaudited)
Per Share Data:
Net asset value at beginning of period	$15.72		$14.86
Net investment loss	(1.70)	(1)	(0.25)	(1)
Net realized gains	1.40	(1)	0.89	(1)
(Provision)/Benefit for taxes on net realized capital gains	0.59	(1)	(0.36)	(1)
Net change in unrealized appreciation/(depreciation) of investments	(1.14)	(1)	0.06	(1)
(Provision)/Benefit for taxes on unrealized appreciation/(deprecation) of investments	1.30	(1)	(0.03)	(1)
Net asset value at end of period	$16.17		$15.17

Per share market value at end of period	$7.85		$10.01
Total return based on net asset value	2.86	% (2)	2.09	%(2)
Total return based on market value	(23.86)	% (2)	(5.30)	% (2)
Shares outstanding at end of period	19,320,100		19,320,100

Ratios / Supplemental Data:
Net assets at end of period	$312,502,487		$293,144,555
Average net assets	$303,720,148		$293,430,624

Annualized ratios
Ratio of total operating expenses to average net assets (3)	8.24%		11.18%
Ratio of net income tax provisions to average net assets(3)	12.87%		1.42%
Ratio of net operating expenses to average net assets (3)	21.11%		12.60%

Ratio of net investment loss to average net assets (3)	(43.30)%		(6.60)%
Portfolio turnover ratio	1.78%		2.81%

	Nine months ended		Nine months ended
	September 30, 2015		September 30, 2014
	(Unaudited)		(Unaudited)
Per Share Data
Net asset value at beginning of period	$14.80	(1)	$14.91	(1)
Net investment loss	(2.28)	(1)	(0.57)	(1)
Net realized gains	2.80	(1)	0.92	(1)
(Provision)/Benefit for taxes on net realized capital gains	0.02	(1)	(0.38)	(1)
Net change in unrealized appreciation	0.00	(1)	0.49	(1)
(Provision)/Benefit for taxes on unrealized appreciation of investments	0.83	(1)	(0.20)	(1)
Net asset value at end of period	$16.17		$15.17

Per share market value at end of period	$7.85		$10.01
Total return based on net asset value	9.26	%(2)	1.74	%(2)
Total return based on market value	(9.04)	%(2)	(17.20)	%(2)
Shares outstanding at end of period	19,320,100		19,320,100

Ratios / Supplemental Data:
Net assets at end of period	312,502,487		293,144,555
Average net assets	299,491,050		285,484,323

Annualized ratios
Ratio of total operating expenses to average net assets (3)	11.31%		8.90%
Ratio of net income tax provisions to average net assets(3)	(1.12)%		1.22%
Ratio of net operating expenses to average net assets (3)	10.19%		10.12%

Ratio of net investment loss to average net assets (3)	(19.63)%		(5.20)%
Portfolio turnover ratio	4.53%		12.59%

GSV Capital Corp.

(1)	Based on weighted average number of shares outstanding for the year/period.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.

(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For the three and nine months ended September 30, 2015 and 2014, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.